UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21515
                                                     ---------

                  TS&W / Claymore Tax-Advantaged Balanced Fund
        ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
        ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2008
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

   SEMIANNUAL
       REPORT
June 30, 2008
  (Unaudited)

                               TS&W/Claymore  |  TYW
                Tax-Advantaged Balanced Fund


Logo: Claymore(SM)

Logo: TS&W Thompson, Siegel & Walmsley LLC
      Investment Management
                                                             www.tswclaymore.com
                                                   ... home port for the LATEST,
                                           most up-to-date INFORMATION about the
                                      TS&W/Claymore Tax-Advantaged Balanced Fund

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.TSWCLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Thompson, Siegel & Walmsley LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear SHAREHOLDER |

We are pleased to submit the semi-annual report for the TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") for the six months ended June 30, 2008. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund focuses its investments on securities that generate income that is exempt from regular federal income tax (and which are not preference items for the purposes of the alternative minimum tax) and common stocks and preferred securities that are eligible to pay dividends which, for individual investors, qualify for the long-term capital gain rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to equity markets. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

Claymore Advisors, LLC is the Investment Adviser to the Fund, with responsibility for managing the Fund's overall asset allocation. Two Investment Sub-Advisers are responsible for day-to-day management of the Fund's investments. Thompson, Siegel & Walmsley LLC ("TS&W") manages the Fund's equity portfolio and other non-municipal income-producing securities. As of June 30, 2008, TS&W managed or supervised approximately $7.4 billion in assets. SMC Fixed Income Management ("SMC") is responsible for the Fund's portfolio of municipal bonds. As of June 30, 2008, SMC managed or supervised approximately $300 million in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2008, the Fund provided a total return based on market price of -11.48% and a return of -9.96% based on NAV. As of June 30, 2008, the Fund's market price of $11.11 represented a discount of 14.21% to NAV of $12.95. Past performance is not a guarantee of future results.

The value of the Fund's shares fluctuates from time to time, and market price may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.


                                           SemiAnnual Report | June 30, 2008 | 3

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | DEAR SHAREHOLDER continued

The Fund paid quarterly dividends of $0.2525 on March 31, 2008, and June 30, 2008. This represents an annualized distribution rate of 9.09%, based on the Fund's closing market price of $11.11 on June 30, 2008.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during the first half of 2008 and the Investment Adviser's and Sub-Advisers' views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.tswclaymore.com.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
TS&W/Claymore Tax-Advantaged Balanced Fund

4 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

QUESTIONS & ANSWERS |

The TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") is managed jointly by Thompson, Siegel &Walmsley LLC ("TS&W") and SMC Fixed Income Management, LP ("SMC").The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund. The individuals named below are responsible for managing the Fund.

VINCENT R. GIORDANO, PORTFOLIO MANAGER, MANAGING MEMBER
SMC FIXED INCOME MANAGEMENT, L.P.
Mr. Giordano is a Managing Member of SMC. He leads SMC's municipal fixed-income investment management team and co-manages the Fund's municipal securities portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC and Merrill Lynch. He has more than 30 years of investment experience.

ROBERTO W. ROFFO, PORTFOLIO MANAGER, MANAGING DIRECTOR
SMC FIXED INCOME MANAGEMENT, L.P.
Mr. Roffo co-manages the Fund's municipal portfolio. He has more than 15 years of investment management experience focused on the municipal securities market. Prior to joining SMC, Mr. Roffo was employed by Claymore Advisors, LLC and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor's Degree from the University of Massachusetts.

PAUL A. FERWERDA, CFA, PORTFOLIO MANAGER, SENIOR VICE PRESIDENT -
DOMESTIC EQUITY AND RESEARCH
THOMPSON, SIEGEL & WALMSLEY LLC
Mr. Ferwerda is responsible for the day-to-day management of the Fund's common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

WILLIAM M. BELLAMY, CFA, PORTFOLIO MANAGER, VICE PRESIDENT
THOMPSON, SIEGEL & WALMSLEY LLC
Mr. Bellamy joined TS&W in 2002. He has over 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund's taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview, Claymore Advisors, TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund's performance for the semi-annual period ended June 30, 2008.

--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND HOW YOU SEEK TO ACHIEVE IT?

The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gain rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to equity markets. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2008?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2008, the Fund provided a total return based on market price of -11.48% and a return of -9.96% based on NAV. As of June 30, 2008, the Fund's market price of $11.11 represented a discount of 14.21% to NAV of $12.95. Past performance is not a guarantee of future results.

The market value and net asset value of the Fund's shares fluctuates from time to time, and market value may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

For NAV performance comparison purposes, the municipal bond market, as measured by the Lehman Brothers Municipal Long Bond Index(1), a widely used measure of the municipal bond market as a whole, returned -2.33% for the six months ended June 30, 2008. The broad equity market, as measured by the Standard & Poor's 500 Index ("S&P 500")(1), returned -11.91%. The high-yield bond market, as measured by the Merrill Lynch High Yield Master II Index1, returned -1.28% for the period, and the Merrill Lynch Fixed Rate Preferred Securities Index(1) returned -0.71%.

The Fund paid quarterly dividends of $0.2525 on March 31, 2008, and June 30, 2008. This represents an annualized distribution rate of 9.09%, based on the Fund's closing market price of $11.11 on June 30, 2008.


(1) The Lehman Brothers Municipal Long Bond Index is a rules-based, market-value-weighted index engineered for the long-term (22+ years) tax-exempt bond market. The S&P 500 is generally representative of the U.S. stock market. It is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. The Merrill Lynch High Yield Bond Master II Index tracks the performance of below investment grade U.S. dollar-denomintaed corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market. All indices are unmanaged and it is not possible to invest directly in any index.


                                           SemiAnnual Report | June 30, 2008 | 5

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
HOW ARE ASSETS ALLOCATED AMONG THE VARIOUS ASSET CLASSES?

The Fund invests at least 50%, and may invest up to 60%, of its total assets in debt securities on which the interest is exempt from regular federal income tax and is not a preference item for purposes of the alternative minimum tax ("municipal securitiesAs of June 30, 2008, approximately 57.3% of the Fund's assets were invested in municipal securities. Of the remaining assets in the Fund's portfolio as of June 30, 2008, approximately 33.1% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, and approximately 9.6% were invested in other taxable income-producing securities, which include high-yield bonds, preferred stocks, real estate investment trusts and other income producing securities. From time to time, assets are rebalanced to maintain at least 50% of total assets in municipal securities.


--------------------------------------------------------------------------------
HOW DOES THE FUND EMPLOY LEVERAGE?

TYW, like many closed-end funds, utilizes leverage as part of its investment strategy. The Fund's leverage is achieved through the issuance of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset every seven or 28 days, depending on the tranche.(2) The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. However, when leveraged investments fall in price, leverage reduces overall return, and this was the case during the last six months.

The broad auction-rate preferred securities market has experienced considerable disruption in the past few months, and your Fund was not immune to this disruption. The result has been an increasing number of failed auctions on many, if not all, auction-rate preferred shares, including AMPS such as those issued by the Fund. We believe that this increase in failed auctions is simply a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater.

The Fund has two series of AMPS, one that auctions each week and one that auctions every 28 days. The most recent auctions for these series have failed, as have auctions of most AMPS. As of June 30, 2008, the maximum rates established as a result of failed auctions were 3.95% and 3.70% for the Fund's 7-day AMPS and 28-day AMPS, respectively. These maximum rates are not significantly different from, and in many cases lower than, past successful auctions. Nevertheless, we will continue to evaluate the benefits and impacts of leverage on the Fund, as well as exploring other methods of utilizing leverage.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund's inception.


--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF THE MUNICIPAL BOND MARKET FOR THE SIX MONTHS ENDED JUNE 30, 2008?

Six months ago, when we reported on the Fund's performance for the 2007 calendar year, we said that the final months of 2007 represented the worst period in many years for the bond market. As financial markets became extremely volatile and increasingly illiquid, a flight to quality drove a pronounced rally in U.S. Treasury securities, while every other area of the fixed income market dropped sharply as spreads widened dramatically. As leading financial firms wrote down billions of dollars of assets in December 2007, market liquidity essentially vanished.

January was reasonably quiet, and then things got even worse in February as investors feared a collapse of financial markets; the Lehman Brothers Municipal Long Bond Index had a negative return of -7.66% for that one month. The extreme volatility continued as 2008 progressed, with a sharp rebound in March, fairly flat markets in April and May, and a drop of almost 2% in June. The net effect of this volatility was negative returns for most bond classes, including municipal bonds; the Lehman Brothers U.S. Municipal Long Bond Index returned -2.33% for the six months ended June 30, 2008.


--------------------------------------------------------------------------------
HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM IN THIS ENVIRONMENT?

The Fund's portfolio of municipal bonds performed significantly better than the Lehman Brothers Municipal Long Bond Index, with a return of -0.61% for the six-month period. This outperformance resulted from a combination of factors.


(2) The term tranche is used to describe a security that can be partitioned and sold to investors.

6 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

First was the portfolio's positioning with regard to bond ratings. Since an important goal of this Fund is to provide a superior level of federally tax-exempt income, the Fund's bond portfolio has traditionally included mainly lower-rated investment-grade bonds. In December and January, we sold some of the higher yielding bonds in the portfolio. This proved to be a good decision, as spreads widened dramatically in February. At that point, we were able to buy some hospital and other bonds rated A and BBB at what we considered to be very attractive prices. As spreads have narrowed since then, these bonds have performed very well.

The second factor in the outperformance was various duration calls. (Duration is a measure of a bond's price sensitivity to changes in interest rates, expressed in years. Duration approximates how much a bond's price will change if interest rates change by a given amount.) The portfolio's duration was relatively short as we entered the period. Then in February, when the bond market dropped, we increased the duration and so benefited from the subsequent rally.

The third aspect of the strong performance was significant gains produced by hedging strategies. We generally use interest rate swaps to manage the municipal portfolio's exposure to interest rates or to manage its duration. (An interest rate swap is an agreement between two parties to exchange one stream of future interest payments for another based on a specified principal amount. Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.) The interest rate swaps used in the municipal portfolio exchange a floating rate payment (typically either the Bond Market Association Municipal Swap Index ("BMA") or London Interbank Offered Rate ("LIBOR")) for a fixed rate payment.


--------------------------------------------------------------------------------
HOW DO YOU SELECT MUNICIPAL SECURITIES FOR THE FUND?

We begin by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. Our team analyzes the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, we incorporate a bottom-up and top-down analysis that helps us construct a portfolio that we believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. While we monitor interest rates very closely and act quickly to adjust the portfolio to changing market rates, we do not trade the portfolio in search of incremental gains that could be achieved by active trading based on daily changes in rates. Our proprietary unbiased research helps us identify undervalued sectors that we believe have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.


--------------------------------------------------------------------------------
WHICH ISSUES OR SECTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL SECURITIES PORTFOLIO?

Among the greatest contributors to performance over this period were some of the hospital and other bonds rated A and BBB that we purchased in February at what we considered to be very attractive prices. As spreads have narrowed since then, these bonds have performed very well. Performance benefited also from reducing the position in A-rated hospital bonds in January, in advance of the extreme widening of spreads that occurred in February.

In prior periods, the Fund had a significant position in land-secured housing credits. These bonds, which are issued by local municipalities, represented much of the portfolio's high-yield or non-rated exposure. We eliminated most of these bonds in December 2007 and January 2008, realizing gains.

Also, approximately 10% of the portfolio's bonds rated single-A or lower were pre-refunded. Since the credit risk carried by these bonds has been eliminated, they performed relatively well. (Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities, which have been selected to meet interest payments and pay off the bonds on their first call date. Bond issuers will typically do this during times of lower interest rates to reduce their interest costs.)


--------------------------------------------------------------------------------
WHICH AREAS OF THE MUNICIPAL SECURITIES PORTFOLIO HURT PERFORMANCE?

The only significant negative was the portfolio's very small position in insured bonds. Insured bonds performed poorly for roughly the past year, as concerns have mounted regarding the financial strength of the monoline bond insurers. (The companies that insure municipal bonds are called monolines because financial guaranty insurance is the only type of insurance they offer. Insurance regulations prevent multiline insurance companies such as property/casualty and life insurance companies from offering financial guaranty insurance.) However, all of the Fund's insured bonds have underlying credits with solid ratings, and we also do our own credit analysis before purchasing any bond. So we are very comfortable with all of the underlying credits in the portfolio.


                                           SemiAnnual Report | June 30, 2008 | 7

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET, AND WHAT DOES THIS MEAN FOR THE FUND?

In an environment of considerable economic uncertainty and continued turmoil in financial markets, we are trying to focus mainly on the long term. Municipal bonds have throughout their existence been regarded as a high quality fixed income asset class with an extremely low default rate, and we are seeing what we regard as some unusually attractive opportunities in the current market. However, municipalities could face revenue challenges in the months ahead if the U.S. economy slows further. Some states are already reporting lower than projected tax revenues, and tax revenue will be impacted if economic growth slows further, the housing slump continues, and the unemployment rate continues to increase.

Because of the flight to quality as investors sought to avoid credit risk, we have decided to upgrade the quality of the Fund's bond portfolio. Accordingly, we have purchased more higher-rated securities, particularly AA or AAA rated general obligation bonds. We have recently been able to purchase 30-year AAA credits at 109% of the yields on U.S. Treasury securities, and A or BBB bonds at yields up to 120% of treasury yields; these yield premiums are unusual relative to past experience. The November presidential election may be followed by increases in personal income tax and capital gains tax rates, which could further increase the appeal of municipal bonds relative to taxable bonds. We believe this may result in dramatic outperformance by municipal bonds.

Although the financial viability of the bond insurers continues to affect the municipal market, the credit quality of municipal securities backed by insurance has not deteriorated. We believe that individual bonds should be evaluated on their own fundamentals, bearing in mind that insurance is usually purchased to lower the interest rate paid by the issuer, not to secure a low-quality credit. The Fund has never had a significant position in insured bonds, and those insured bonds in the portfolio are ones that our credit analysis indicates represent good quality independent of any insurance. Bond insurance and ratings apply only to the bonds in the portfolio and not to the shares of the trust which will fluctuate in value.



The Fund's equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.


--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF THE U.S EQUITY AND HIGH-YIELD BOND MARKETS DURING 2008?

EQUITY MARKET
The first half of 2008 was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. Essentially all U.S. equity indices posted negative returns for this period. The S&P 500 Index, which is generally regarded as a good indicator of the broad stock market, returned -11.91% for this period. The only industry sectors within the S&P 500 with positive returns for this period were energy, materials and utilities; the weakest sector by far was financials.

Growth stocks performed better than value stocks for the period, but, in a slowing economy, growth has become rather scarce. Furthermore, much of the growth formerly seen in the financial sector has proven to be illusory, and now we are seeing an implosion, arguably even a panic, in the financial sector. This is highly relevant for the Fund's income-oriented equity strategy because approximately 25% of all dividends paid by companies in the S&P 500 come from the financial sector. Traditionally, in a market that is weak overall, low beta, high yield stocks perform relatively well.(3) But with factors specific to the financial industry creating weakness in that sector, stocks with lower yields have performed better.

Furthermore, there is a generally trade-off between growth and income. Most growth comes from companies that pay little or no dividends. The challenge for an equity strategy such as ours is to find reasonable values within the realm of stocks with dividends without excessive risk, either of dividend cuts or of sharp drops in the stock prices of stocks with attractive dividend yields.



(3)  Beta is a measure of a stock's sensitivity to general market trends.



8 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


HIGH-YIELD MARKET

Concerns about credit quality were a major driver of bond market activity in the first half 2008. The best performing fixed income asset class was U.S. Treasury securities, and spreads (the difference between yields on bonds that carry various degrees of risk) continued to widen. However, high yield bonds as an asset class did not perform as poorly as might be expected, given the slowing economy and problems in the financial services industry. The return of the Lehman Brothers U.S. Corporate High Yield Index(4) was -1.31% for the six months ended June 30, 2008, while return of the Lehman Brothers U.S. Aggregate Bond Index(5), which is considered indicative of broad bond market trends, returned 1.13% for the six-month period. What those return numbers don't reveal is that it was industrial bonds such as railroads and materials that kept return of the Lehman Aggregate Index positive; some of the worst performing bonds were those of investment-grade commercial and investment banks with dramatically deteriorating balance sheets. In March, Bear Stearns Cos. Inc., on the brink of collapse, was taken over by another financial service firm; in early July a fairly large California bank failed; and several prominent banks are fighting for their lives. Bonds of many of these companies may still carry investment-grade ratings, but their yields at current prices are definitely in high-yield territory.

It was really investment grade bonds, mainly in the financial services industry, that experienced much of the deterioration in credit quality and in market price. Strong equity and credit markets between 2003 and 2006 made it possible for many companies with lower credit ratings to refinance their balance sheets. The current credit crisis is therefore not so debilitating for these companies because they can operate for several years without needing to issue new debt. In contrast, many large banks are highly leveraged, and they are faced with the need to obtain new capital by issuing bonds or preferred stock in order to meet the payment terms of bonds currently on their balance sheets. With very little liquidity in capital markets, this situation can create a debt spiral from which companies cannot recover.

Of course, the falling prices of some investment grade bonds create some attractive opportunities for high yield managers. Ten-year bonds of some banks and brokerage firms that we consider financially sound are yielding as much as 8%. Careful credit analysis is necessary, since credit ratings don't mean very much when companies' financial situations are changing rapidly. But, in a market that is very uncomfortable with credit risk, we are finding some unusual opportunities to upgrade credit quality and yield simultaneously by doing independent analysis of issuers' balance sheets and liquidity positions.


--------------------------------------------------------------------------------
BEFORE WE DISCUSS THE SPECIFIC PERFORMANCE ATTRIBUTES OF THE PORTFOLIOS, WILL YOU DESCRIBE HOW YOU CHOOSE EQUITY AND HIGH-YIELD SECURITIES?

TS&W's investment process is value-driven and team-oriented. On the equity side, we have a proprietary quantitative valuation model that we apply to more than 400 stocks. This directs our review process toward companies that we believe have the highest expected return potential over a multi-year period. Our in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W's fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE DIVIDEND INCOME EARNED ON THE FUND'S EQUITY
INVESTMENTS.

Our informal goal is for the common equity portfolio to generate a dividend yield of about two times the yield on the S&P 500 Index, which was approximately 2.23% as of June 30, 2008. The annualized dividend yield of the Fund's equity portfolio was 4.11% as of June 30, 2008, represented a significant premium to the yield of the index; however, there is no guarantee that this level of income will be maintained.


--------------------------------------------------------------------------------
HOW DID THE COMMON EQUITY PORTFOLIO PERFORM OVER THIS PERIOD?

We are pleased with the relative performance of the equity portion of the Fund during the first half of 2008, even though absolute return was negative. The common equity portion of the portfolio had a return of approximately -11.59% gross of fees, compared with -11.91% for the S&P 500 Index and -13.57% for the Russell 1000(R) Value Index(6). We consider this return a significant accomplishment during a period of market leadership by growth stocks, since this value-oriented portfolio significantly outperformed the Russell 1000(R) Value Index and posted a return slightly better than that of the more growth-oriented S&P 500 Index.



(4) The Lehman Brothers U.S. Corporate High-Yield Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. It is not possible to invest directly in an index.

(5) The U.S. Aggregate Index is an unmanaged index that covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. It is not possible to invest directly in an index.

(6) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an index.


                                           SemiAnnual Report | June 30, 2008 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHICH AREAS OF THE COMMON EQUITY PORTFOLIO HELPED PERFORMANCE?

A key decision that helped relative performance was to underweight the financial sector relative to the S&P 500 and Russell 1000(R) Value indices. Within the financial sector, our positioning was defensive, with an underweight in banks, and we avoided the lower quality financial firms, many of which have performed very poorly. Nonetheless, the financial sector was the Fund's worst in terms of absolute return.

Also positive was an overweight in utilities, which declined much less than the market overall. In fact, some of the utilities in the Fund's portfolio were up during the first half of 2008. Utility holdings that performed particularly well were TECO Energy, Inc., an electric utility with significant reserves of Appalachian coal, and Dominion Resources, Inc., which has significant natural gas and oil reserves. Both of these positions were sold because they had reached their price targets; they are therefore not in the portfolio at period end.

The equity portfolio's position in the technology sector added value relative to the Fund's benchmarks, although it did not perform particularly well on an absolute basis. We have added to the Fund's position in the technology sector during 2008, emphasizing more defensive names, as we believe these companies have good prospects for long-term growth. Technology positions include Seagate Technology, a disk drive manufacturer with a fairly attractive yield, and Cisco Systems, Inc. (0.7% and 0.7% of total net investments, respectively). Cisco provides an excellent example of our strategy of investing in very strong industry-leading companies, even if they pay little or no dividends, as we focus on the yield of the entire equity portfolio. You could characterize it as a "barbell" strategy, combining companies with good dividend yields that may not generating much growth with companies like Cisco that don't currently pay dividends but are adding value by buying back their stock and by generating earnings growth. In the current market downturn, we have been able to purchase Cisco stock at the lowest valuation in many years, and we believe that this solid company will emerge from this period of slow growth with a stronger market position than ever. We have also added to a position in Corning Incorporated (0.8% of total net investments), a leader in liquid crystal flat panel displays and fiber optics, which, like Cisco, is dominant in its segment of the technology industry.

Also positive was an overweight in the energy sector, which continued to perform well in an environment of dramatically rising oil prices; holdings that contributed strongly to performance include Chevron Corp. and ConocoPhillips (1.2% and 0.6% of total net investments, respectively).


--------------------------------------------------------------------------------
WHICH AREAS OF THE COMMON EQUITY PORTFOLIO HURT PERFORMANCE?

As mentioned above, the Fund's positions in the financial sector, including Bank of America Corp. and Citigroup, Inc. were down along with the entire sector (0.8% and 0.4% of total net investments, respectively). However, performance relative to the benchmarks benefited from the sale early in the period of American International Group, Inc. (AIG) (not held in the portfolio at period end); although this stock was sold at a loss, we eliminated the position at significantly higher prices than where AIG closed the period.

A major negative was a position in General Electric Co. (GE) (1.2% of total net investments), which currently sells at the lowest valuation in several decades, with a yield above 4.5%. We believe there is undue concern in the market about GE Capital, the company's finance arm. Furthermore, much of GE's business is doing well, especially the segments that relate to industrial capital spending projects such as wind energy, turbines and jet engines.

Other detractors were positions in large pharmaceutical companies such as Merck & Co., Inc. and Pfizer, Inc. (0.7% and 0.9% of total net investments, respectively). These large companies have performed poorly, in large part because of concerns that they may be losing market share to generic drugs. But with Pfizer selling at approximately 7.5x earnings with a yield above 7%, and Merck at approximately 11x earnings with a yield above 4%, we believe these stocks offer good value. We did diversify some of the portfolio's position in this industry out of Merck into Eli Lilly & Co. (0.7% of total net investments), which we believe may have better growth prospects. We find the financial strength of these large companies very appealing in a difficult economic environment.


10 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT CHANGES HAVE BEEN MADE IN THE EQUITY PORTFOLIO IN RECENT MONTHS?

Early in the period we reduced or eliminated positions in some telecommunications stocks that were major contributors to performance in 2007, including AT&T, Inc., Verizon Communications, Inc., and Deutsche Telekom AG (1.1%, 1.2%, and 0.4% of total net investments, respectively). This proved to be a good decision, as all of these stocks were down in the first half of 2008. AT&T detracted from performance for the period, as the position remained significant, despite the reduction. Now, at lower prices, we are once again considering these stocks.

Until recently we have had little interest in the consumer discretionary sector, but we have recently purchased shares of The Walt Disney Company and added to a position in Wal-Mart Stores, Inc., which was actually one of the portfolio's best performing holdings in the first half of 2008 (0.5% and 0.5% of total net investments, respectively). In an environment of concern about consumer spending, we believe that Disney has some interesting cushions that other consumer discretionary stocks lack. While most consumer discretionary stocks are almost exclusively domestic and are hurt by high costs of food and energy, Disney actually benefits from the weakness of the dollar, which encourages foreign travel to its theme parks. Longer-term, we believe the key to media success is content, and Disney has a valuable inventory of movies and other content with almost limitless life cycles.


--------------------------------------------------------------------------------
HOW DID THE PORTFOLIO'S HIGH-YIELD BONDS AND PREFERRED STOCKS PERFORM?

This portion of the portfolio performed very well for the six months ended June 30, 2008. The high yield bond portion of the portfolio returned 0.86%, compared with -1.28% for the Merrill Lynch High Yield Master II Index. The preferred portion of the portfolio returned 5.03%, compared with -0.71% for the Merrill Lynch U.S Fixed Rate Preferred Stock Index (the "Preferred Index"). For the six-month period, this portion of the portfolio had a return of 2.13%, compared with -1.09% for the blended benchmark we use to evaluate performance, which is 67% Merrill Lynch High Yield Master II Index and 33% Merrill Lynch U.S Fixed Rate Preferred Stock Index.

During the first half of 2008, the composition of the taxable non-equity portion of the portfolio averaged approximately 68% high-yield bonds and 32% preferred stocks. A key factor in the portfolio's strong performance was its higher credit quality than the high yield index, and we continue to keep a very watchful eye on credit quality, taking action to sell positions that we believe are deteriorating.

In the preferred stock portion of the portfolio, the major reason for the Fund's much stronger performance than the Preferred Index was an emphasis of preferreds issued by Real Estate Investment Trusts ("REITs"), with just a small positioning bank preferreds. During this period a number of banks in need of capital issued preferred stock, and many of these issues have deteriorated as the banks' financial situations became worst.

Among the securities that contributed to performance was a bond of DRS Technologies, Inc. (0.3 % of total net investments) a supplier of high-technology products and services to the U.S. military and the defense industry. DRS has reached an agreement to be acquired by an Italian company, and the DRS bonds have performed well in the expectation that the acquiring company is likely to make a tender offer for the bonds.

Another positive was a CCC-rated bond of IMAX Corp. (0.2 % of total net investments), which operates movie theatres. This is a bond with a fairly short maturity issued by a company with a growing international business, and our credit analysis indicates the quality is better than the CCC rating suggests. We believe that movies are a business that can prosper even when consumers are reluctant to spend money; high gasoline prices may keep people from taking a driving vacation, but think they will still spend a few dollars for a night at the movies.

Other bonds that performed well include BB-rated bonds of Phillips-VanHeusen Corp., an apparel manufacturer that continues to perform well, and DirectTV Holdings/DirecTV Financing Co. (0.3 % and 0.2% of total net investments).

One of the biggest detractors from performance was a BB-rated bond of department store operator Dillards, Inc. (0.2 % of total net investments). We have liked this family-run company in large part because it owns much of the real estate under its stores. Even if the business performs poorly, the real estate could prove a valuable asset for bond holders.

Another bond in the portfolio that performed poorly was General Motors Acceptance Corp. LLC (GMAC) (0.2 % of total net investments), the finance company that was spun off by General Motors Corp. several years ago. At the time, we believed


                                          SemiAnnual Report | June 30, 2008 | 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


the finance company would prosper, especially after a private equity firm made a large investment in the company. But the very weak condition of the auto industry has exacerbated GMAC's problems, and a downgrade now seems possible.

In managing the high-yield portion of the portfolio, we place greater focus on income than on total return. Our strategy is to generate a high level of non-qualified dividend income (income that does not qualify for the favorable tax treatment accorded certain dividends) without taking significant credit risk.


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE EQUITY AND HIGH-YIELD MARKETS IN THE MONTHS AHEAD?

The last few months have been a very difficult period for all investors, and we are hopeful that the worst may be over for the markets and the economy. It has been about nine months since the Federal Reserve began lowering interest rates, and it often takes that long for the full effect of stimulus to be felt. The key questions are how much longer it will take for issues in the U.S. housing market to be resolved and what will happen to the price of oil in the months ahead. If oil prices continue to rise, that will be a major drag on economic growth throughout the world. There is also political risk, since a change in the White House could portend changes in the current favorable tax treatment of dividends and capital gains.

Periods of very negative market sentiment can present opportunities for value managers such as ourselves. In the past, widespread discussion of negatives in the financial press, such as we are seeing now, has often signaled that a bottom is at hand.

We are finding some unusually good values among stocks that have dropped in price along with the market but that we believe have excellent long-term growth prospects. In the high yield portion of the portfolio, we are selectively taking advantage of opportunities to purchase quality bonds with attractive yields that our own analysis suggests are priced below their long-term values.


12 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
TYW RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

INCOME AND INTEREST RATE RISK. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks. Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates.

LOWER GRADE SECURITIES. Investment in fixed income securities of below-investment grade quality (commonly known as "Junk bonds") involves substantial risk of loss. They are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities.

COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AMPS RISK. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. Please see the Fund's prospectus for a more thorough discussion of risks associated with AMPS.

The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed; and the taxpayers should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

In addition to the risks described above, the Fund is also subject to:
Investment Risk, Common Share Market Risk, Tax Risk, Credit Risk, Geographical and Sector Risk, Interest Rate and Hedging Transactions Risk, Value Investing Risk, Illiquid Investments Risk, Foreign Securities Risk, Small- and Medium-Sized Company Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover, and Current Developments. Please see www.tswclaymore.com for a more detailed discussion about Fund risks and considerations.


                                          SemiAnnual Report | June 30, 2008 | 13

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund SUMMARY | AS OF JUNE 30, 2008 (unaudited)


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $11.11
Common Share Net Asset Value                     $12.95
Premium/(Discount) to NAV                       -14.21%
Net Asset Applicable to
   Common Shareholders ($000)                  $199,452
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 4/28/04)                MARKET           NAV
-------------------------------------------------------
Six Months                        -11.48%        -9.96%
One Year                          -18.11%       -15.47%
Three Year - average annual         0.63%         1.34%
Since Inception - average annual   -0.01%         4.14%
-------------------------------------------------------

TOP TEN HOLDINGS                                                      % OF TOTAL
MUNICIPAL PORTFOLIO                                              NET INVESTMENTS
--------------------------------------------------------------------------------
Northside Independent School District General Obligation Bonds,
PSF Guaranteed, AAA, Aaa, 5.000%, 8/15/2033                                 3.0%

Calallen Independent School District Revenue Unlimited
Tax School Building Bonds, Series 2008,
PSF Guaranteed, AAA, NR 5.000%, 2/15/2038                                   2.5%

California Health Facilities Financing Authority Revenue
Series 1755, NR, Aa3 (Underlying Obligor: Sutter Health),
8.480%, 11/15/2046                                                          2.3%

Massachusetts Development Finance Agency Revenue WGBH Educational
Foundation Issue, Series 2008A, Assured Guaranty, AAA, Aaa,
5.000%, 1/1/2042                                                            2.1%

Arizona Transportation Board Revenue Highway Revenue
Bonds, Series 2008A, AAA, Aa1, 5.000%, 7/1/2033                             2.1%

Northside Independent School District General Obligation Bonds, PSF
Guaranteed, AAA, Aaa, 5.000%, 8/15/2038                                     1.9%

City of New York General Obligation, Fiscal 2008, Subseries I-1,
AA, Aa3, 5.000%, 2/1/2028                                                   1.9%

Golden State Tobacco Securitization CorporationTobacco Settlement
Asset-Backed Bonds, Series 2007A-1, BBB, Baa3, 5.750%, 6/1/2047             1.9%

City of Detroit Water Supply System Revenue, Rols RR II R 11448,
BHAC/FGIC Insured, AAA, NR, 9.682%, 7/1/2026                                1.7%

Missouri Development Finance Board Branson Landing Project,
Series 2004A, BBB+, Baa1, 5.625%, 12/1/2028                                 1.7%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS                                                      % OF TOTAL
EQUITY AND INCOME PORTFOLIO                                      NET INVESTMENTS
--------------------------------------------------------------------------------
BP PLC ADR (United Kingdom)                                                 1.5%
Royal Dutch Shell PLC, Class B ADR (United Kingdom)                         1.4%
Progress Energy, Inc.                                                       1.2%
Verizon Communications, Inc.                                                1.2%
General Electric Co.                                                        1.2%
Chevron Corp.                                                               1.2%
Centerpoint Energy, Inc.                                                    1.1%
AT&T, Inc.                                                                  1.1%
Dow Chemical Co. (The)                                                      0.9%
3M Co.                                                                      0.9%
--------------------------------------------------------------------------------

Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

                                                                      % OF TOTAL
TOP TEN SECTORS                                                  NET INVESTMENTS
--------------------------------------------------------------------------------
Healthcare                                                                 15.3%
General Obligations                                                        13.4%
Special Tax                                                                 7.3%
Oil, Gas & Consumable Fuels                                                 6.1%
Diversified Financial Services                                              4.2%
Diversified Telecommunications                                              4.2%
Pharmaceuticals                                                             3.8%
Tobacco                                                                     3.4%
General Funds                                                               3.3%
Higher Education                                                            3.2%
--------------------------------------------------------------------------------

Line Chart:
SHARE PRICE & NAV PERFORMANCE
            Share Price                    NAV
6/30/07           15.06                  16.81
                  15.12                  16.94
                  15.21                  16.96
                  15.2                   16.87
                  15.3                   16.87
                  15.21                  16.91
                  15.09                   16.8
                  15.04                  16.83
                  15.18                     17
                  15.15                  17.02
                  15.13                  17.01
                  15.21                  16.99
                  15.12                     17
                  15.14                  17.02
                  15.15                  16.93
                  15.03                  16.98
                  14.86                  16.76
                  14.77                   16.8
                  14.46                  16.56
                  14.48                  16.42
                  14.66                   16.5
                  14.63                  16.44
                  14.51                  16.48
                  14.72                  16.51
                  14.47                  16.24
                  14.49                  16.39
                  14.64                  16.41
                  14.65                  16.51
                  14.42                  16.22
                  14.32                   16.2
                  14.16                  15.96
                  13.81                   15.7
                  13.35                  15.51
                  13.26                  15.44
                  13.93                  15.62
                  13.66                  15.61
                  13.94                  15.61
                  14.1                   15.72
                  14.14                  15.75
                  14.29                  15.82
                  14.2                   15.75
                  14.09                   15.6
                  14.27                   15.9
                  14.28                   15.9
                  14.43                  16.05
                  14.44                  16.13
                  14.45                  16.08
                  14.54                  16.16
                  14.49                  16.11
                  14.53                  16.14
                  14.56                  16.27
                  14.55                  16.28
                  14.63                   16.3
                  14.67                  16.28
                  14.48                  16.23
                  14.71                  16.47
                  14.7                   16.52
                  14.58                  16.45
                  14.69                   16.5
                  14.68                  16.45
                  14.62                  16.49
                  14.64                  16.52
                  14.62                  16.57
                  14.62                  16.55
                  14.75                  16.68
                  14.82                  16.68
                  14.78                  16.64
                  14.62                  16.65
                  14.67                  16.72
                  14.68                  16.66
                  14.72                  16.74
                  14.84                   16.7
                  14.86                   16.7
                  14.89                  16.71
                  14.77                  16.64
                  14.72                  16.56
                  14.63                   16.6
                  14.6                   16.58
                  14.57                  16.43
                  14.52                  16.45
                  14.6                   16.54
                  14.48                   16.5
                  14.59                  16.51
                  14.65                  16.61
                  14.7                   16.63
                  14.6                   16.47
                  14.65                  16.55
                  14.37                  16.27
                  14.34                  16.26
                  14.26                  16.17
                  14.2                   16.18
                  14.02                  15.88
                  14                     15.85
                  14.01                  15.69
                  13.89                  15.61
                  13.88                  15.64
                  13.7                   15.53
                  13.65                  15.44
                  13.68                  15.48
                  13.42                  15.36
                  13.2                   15.39
                  13.15                  15.26
                  13.27                  15.41
                  13.21                  15.19
                  13.25                  15.32
                  13.45                  15.54
                  13.48                  15.54
                  13.56                  15.64
                  13.52                  15.59
                  13.43                  15.53
                  13.52                  15.66
                  13.67                  15.73
                  13.65                  15.67
                  13.72                  15.72
                  13.43                  15.55
                  13.27                  15.33
                  13.11                  15.29
                  12.97                  15.12
                  12.85                  14.96
                  12.91                  15.01
                  12.84                     15
                  12.79                  15.02
                  12.7                      15
                  12.83                  15.06
                  12.92                  15.04
                  12.88                  14.95
                  12.98                  14.99
                  13.1                   14.94
                  13.2                   14.88
                  13.42                  14.93
                  13.17                  14.83
                  13.04                  14.95
                  13.03                  14.82
                  13.11                  14.94
                  13.26                  14.99
                  13.14                  14.92
                  13.3                   14.99
                  13.16                  14.83
                  13.14                  14.84
                  13.05                  14.58
                  12.88                  14.46
                  12.75                  14.37
                  12.95                  14.56
                  12.86                  14.53
                  12.81                  14.39
                  12.95                  14.54
                  13.11                  14.55
                  13.13                  14.51
                  13.13                  14.68
                  13.3                   14.81
                  13.21                  14.71
                  12.97                  14.48
                  12.99                  14.46
                  13                     14.46
                  13.05                  14.44
                  13.05                  14.46
                  13.01                  14.53
                  13                     14.61
                  12.63                  14.39
                  12.59                  14.32
                  12.68                  14.24
                  12.58                  14.24
                  12.55                  14.12
                  12.4                   14.16
                  12.57                  14.14
                  12.56                  14.13
                  12.48                  13.96
                  12.28                  13.67
                  11.84                  13.29
                  11.72                  13.43
                  11.69                  13.57
                  11.91                   13.7
                  11.9                   13.61
                  11.76                  13.61
                  11.72                  13.52
                  11.89                  13.67
                  11.77                  13.36
                  11.66                  13.33
                  11.45                  13.18
                  11.33                   13.1
                  11.49                  13.39
                  11.36                  13.13
                  11.45                  13.35
                  11.63                  13.46
                  11.76                  13.49
                  11.74                  13.43
                  11.66                  13.34
                  11.54                  13.29
                  11.6                   13.34
                  11.89                   13.6
                  11.84                  13.65
                  11.97                  13.69
                  12.03                   13.7
                  12.06                  13.74
                  12                     13.79
                  12                     13.82
                  11.94                  13.84
                  11.7                   13.73
                  11.82                   13.7
                  11.82                  13.74
                  11.91                  13.93
                  11.99                   13.9
                  12.04                  13.98
                  12.06                  13.92
                  11.99                  13.85
                  12.03                  13.87
                  12.08                   13.9
                  12.14                  13.95
                  12.09                  13.94
                  12.09                  13.98
                  12.15                  13.98
                  12.27                  14.11
                  12.31                  14.13
                  12.31                  14.08
                  12.37                  14.12
                  12.27                     14
                  12.29                  14.05
                  12.25                  14.04
                  12.42                  14.13
                  12.43                  14.09
                  12.42                  14.16
                  12.52                  14.26
                  12.55                  14.33
                  12.56                  14.33
                  12.54                  14.28
                  12.45                   14.2
                  12.42                  14.21
                  12.34                  14.13
                  12.43                  14.13
                  12.47                  14.14
                  12.54                  14.13
                  12.56                  14.21
                  12.55                  14.13
                  12.54                  14.11
                  12.53                  14.07
                  12.6                   14.17
                  12.55                  13.99
                  12.37                  13.97
                  12.48                  13.85
                  12.08                  13.48
                  11.95                  13.42
                  11.95                  13.49
                  11.87                  13.49
                  11.84                  13.43
                  11.75                  13.31
                  11.76                  13.24
                  11.63                  13.01
                  11.42                  12.98
                  11.38                  12.96
                  11.35                  13.04
                  11.26                  12.87
                  11.26                  12.85
6/30/08           11.11                  12.95


Pie Chart:
PORTFOLIO CONCENTRATION BY ASSET CLASS*
Municipal Bonds                                   57.3%
Common Stocks                                     33.1%
Corporate Bonds                                    5.1%
Preferred Stocks                                   4.4%
Investment Companies                               0.1%
*As a percentage of total net investments

Pie Chart:
CREDIT QUALITY*
AAA                                               19.4%
AA                                                13.5%
A                                                 11.0%
BBB                                               11.1%
BB                                                 2.9%
B                                                  1.9%
CCC/NR                                             7.1%
Common Stock/Other                                33.1%

*Represents higher rating of either S&P, Moody's or Fitch as a percentage of long-term investments


14 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Portfolio of INVESTMENTS | JUNE 30, 2008 (unaudited)

                                                                                                          OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                             PROVISIONS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
             LONG-TERM MUNICIPAL BONDS - 98.8%

             ARIZONA - 5.7%

$ 7,000,000  Arizona Transportation Board Highway
             Revenue Bonds, Series 2008A, AAA, Aa1                                                         7/1/18 @ 100 $  7,149,240
             5.00%, 7/1/2033

  4,500,000  Maricopa County Pollution Control Corp., Pollution Control Revenue
             Refunding Public Service Co-A-RMK, BB+, Baa3
             5.750%, 11/1/2022                                                                             5/1/09 @ 100    4,227,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,376,990
------------------------------------------------------------------------------------------------------------------------------------
             CALIFORNIA - 19.6%
  5,000,000  Alhambra Certificates of Participation
             Police Facilities 91-1-RMK, AMBAC Insured, AA, Aa3
             6.750%, 9/1/2023                                                                                       N/A    5,574,400

  8,250,000  California Health Facilities Financing Authority Revenue
             Series 1755, NR, Aa3 (Underlying Obligor: Sutter Health) (a)
             8.480%, 11/15/2046                                                                          11/15/16 @ 100    7,805,655

  5,000,000  California Statewide Communities Development Authority Revenue
             Bentley School, NR, NR (b)
             6.750%, 7/1/2032                                                                              7/1/10 @ 103    5,082,450

  2,180,000  California Statewide Communities Development Authority Revenue
             Sub-Wildwood Elementary School, NR, NR
             7.000%, 11/1/2029                                                                            11/1/09 @ 102    2,183,553

  7,500,000  Golden State Tobacco Securitization Corporation
             Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, BBB, Baa3
             5.750%, 6/1/2047                                                                              6/1/17 @ 100    6,356,250

             Murrieta Valley Unified School District, Special Tax
             Community Facilities District No. 2000-2, NR, NR
  1,625,000  6.300%, 9/1/2024                                                                              3/1/12 @ 101    1,793,252
  2,505,000  6.375%, 9/1/2032                                                                              3/1/12 @ 101    2,770,781

    820,000  Snowline California Joint Union School District Community Facility
             Special Tax, No. 2002-1, Series A, NR, NR
             5.400%, 9/1/2034                                                                              9/1/08 @ 103      707,168

  5,000,000  State of California
             Various Purpose General Obligation Bonds, A+, A1
             5.125%, 8/1/2036                                                                              8/1/18 @ 100    4,973,950

  1,870,000  William S. Hart Joint School Financing Authority
             CFD's No's 90-1, 99-1 & 2000-1 Series 2004, BBB+, NR
             5.625%, 9/1/2034                                                                              9/1/12 @ 100    1,784,934
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          39,032,393
------------------------------------------------------------------------------------------------------------------------------------
             COLORADO - 2.4%
  1,355,000  Denver Health & Hospital Authority Health Care Revenue
             Series 1998A, ACA Insured (Prerefunded), BBB, NR
             5.375%, 12/1/2028                                                                            12/1/08 @ 101    1,388,631

  1,000,000  Denver Health & Hospital Authority Health Care Revenue
             Series 2004A (Prerefunded), BBB, NR
             6.000%, 12/1/2031                                                                            12/1/11 @ 100    1,089,510

  2,000,000  Denver Health & Hospital Authority Health Care Revenue
             Series 2004A (Prerefunded), AAA, NR
             6.250%, 12/1/2033                                                                            12/1/14 @ 100    2,296,980
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,775,121
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                             PROVISIONS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
             FLORIDA - 0.4%
$ 1,000,000  St. Johns County Industrial Development Authority Health Care
             Glenmoor Project, Series 2006A, NR, NR
             5.250% 1/1/2026                                                                               1/1/16 @ 100 $    853,240
------------------------------------------------------------------------------------------------------------------------------------
             ILLINOIS - 5.8%
  4,500,000  City of Chicago
             General Obligation Refunding Bonds, Series 2008A, AA-, Aa3
             5.250%, 1/1/2037                                                                              1/1/18 @ 100    4,628,835

  5,000,000  Illinois Finance Authority Revenue
             OSF Healthcare System, Series 2007A, A, A2
             5.750%, 11/15/2037                                                                          11/15/17 @ 100    5,017,600

  2,000,000  Metropolitan Pier and Exposition Authority
             McCormick Place Expansion Project, Series 2004A, AAA, A1
             5.500%, 6/15/2027                                                                            6/15/09 @ 100    2,000,520
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,646,955
------------------------------------------------------------------------------------------------------------------------------------
             MARYLAND - 3.6%
             Maryland Health & Higher Educational Facilities Authority Revenue
             University of Maryland Medical System Issue, Series 2005, AMBAC Insured, AA, Aa3
  2,000,000  5.250%, 7/1/2028                                                                              7/1/18 @ 100    2,012,380
  5,000,000  5.500%, 7/1/2024                                                                              7/1/18 @ 100    5,182,950
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,195,330
------------------------------------------------------------------------------------------------------------------------------------
             MASSACHUSETTS - 4.9%
  1,820,000  Massachusetts Development Finance Agency Revenue
             Evergreen Center, BBB-, NR
             5.500%, 1/1/2035                                                                               1/1/15@ 100    1,572,953

    930,000  Massachusetts Development Finance Agency Revenue
             Hampshire College, Series 2004, BBB, Baa2
             5.625%, 10/1/2024                                                                            10/1/14 @ 100      936,240

  7,300,000  Massachusetts Development Finance Agency Revenue
             WGBH Educational Foundation Issue, Series 2008A, ASSURED, AAA, Aaa
             5.000%, 1/1/2042                                                                              1/1/18 @ 100    7,300,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           9,809,193
------------------------------------------------------------------------------------------------------------------------------------
             MICHIGAN - 3.0%
  5,000,000  City of Detroit
             Water Supply System Revenue, Rols RR II R 11448, BHAC/FGIC Insured, AAA, NR
             (Underlying Obligor: City of Detroit Water Supply System) (a)
             9.682%, 7/1/2026                                                                              7/1/18 @ 100    5,897,000
------------------------------------------------------------------------------------------------------------------------------------
             MISSOURI - 6.5%
  4,690,000  Cole County Industrial Development Authority
             Senior Living Facilities Revenue
             Lutheran Senior Services Heisinger Project, NR, NR (b)
             5.500%, 2/1/2035                                                                              2/1/14 @ 100    4,506,340

  6,000,000  Missouri Development Finance Board
             Branson Landing Project, Series 2004A, BBB+, Baa1 (b)
             5.625%, 12/1/2028                                                                             6/1/14 @ 100    5,774,340

  3,000,000  Missouri State Health & Educational Facilities Authority Revenue
             Senior Living Facilities Revenue
             Lutheran Senior, Series A, NR, NR (b)
             5.375%, 2/1/2035                                                                              2/1/15 @ 100    2,722,740
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          13,003,420
------------------------------------------------------------------------------------------------------------------------------------
See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 15


TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS
(unaudited) continued
                                                                                                          OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                             PROVISIONS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
             NEW JERSEY - 0.8%
$ 1,450,000  New Jersey Educational Facilities Authority
             Stevens Institute of Technology (Prerefunded), Series 2004B, BBB+, Baa2
             5.375%, 7/1/2034                                                                              7/1/14 @ 100 $  1,585,372
------------------------------------------------------------------------------------------------------------------------------------
             NEW YORK - 9.8%
  6,320,000  City of New York
             General Obligation, Fiscal 2008, Subseries I-1, AA, Aa3
             5.000%, 2/1/2028                                                                              2/1/18 @ 100    6,435,403

  5,000,000  New York City Transitional Finance Authority
             Building Aid Revenue Bonds, Series 2008 S-1, AA-, A1
             5.000%, 1/15/2034                                                                            1/15/18 @ 100    5,051,700

  4,500,000  New York State Dormitory Authority Revenue
             Cabrini of Westchester, Series 2006, GNMA Collateralized, AA, NR (c)
             8.600%, 2/15/2041                                                                            2/15/17 @ 103    4,600,665

  3,500,000  New York State Urban Development Corp.
             State Personal Income Tax Revenue Bonds, Series 2005B, AAA, NR
             5.000%, 3/15/2035                                                                            3/15/15 @ 100    3,547,495
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          19,635,263
------------------------------------------------------------------------------------------------------------------------------------
             OHIO - 3.9%
  4,560,000  Akron, Bath & Copley Joint Township Hospital District Revenue
             Hospital Facilities-Summa Health Systems, Series A,
             RADIAN Insured, NR, A3 (b)
             5.500%, 11/15/2034                                                                          11/15/14 @ 100    4,562,098

  4,000,000  Buckeye Tobacco Settlement Financing Authority
             Series 2311, AA, NR
             (Underlying Obligor: Buckeye Tobacco Settlement
             Financing Authority) (a)
             7.775%, 6/1/2015                                                                                       N/A    3,280,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,842,898
------------------------------------------------------------------------------------------------------------------------------------
             PENNSYLVANIA - 4.7%
  2,000,000  Allegheny County Hospital Development Authority Health System Revenue
             West Penn, Series 2007A, BB, Ba2 (c)
             8.597%, 11/15/2040                                                                          11/15/17 @ 100    1,648,900

  4,000,000  Allegheny County Hospital Development Authority Revenue
             Rols RR II, BB, Ba3
             (Underlying Obligor: Allegheny County Hospital Development
             Authority Health System) (a)
             5.375%, 11/15/2040                                                                          11/15/17 @ 100    2,595,600

  1,750,000  Allegheny County Hospital Development Authority Revenue
             University of Pittsburg Medical Center, Series 2008 B, AA-, Aa3
             5.000%, 6/15/2018                                                                                      N/A    1,804,110

  3,250,000  Pennsylvania Higher Educational Facilities Authority
             Widener University Series 2003, BBB+, NR
             5.375%, 7/15/2029                                                                            7/15/13 @ 100    3,239,762
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           9,288,372
------------------------------------------------------------------------------------------------------------------------------------
             PUERTO RICO - 3.9%
  2,500,000  Commonwealth of Puerto Rico
             Public Improvement Refunding Bonds, Sub-Series 2003 C-7,
             MBIA Insured, AA, A2
             6.000%, 7/1/2027                                                                               7/1/18 @ 100   2,612,800
                                                                                                          OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                             PROVISIONS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
$ 5,000,000  Puerto Rico Electric Power Authority
             Power Revenue Revenue Bonds, Series WW, BBB+, A3
             5.500%, 7/1/2038                                                                              7/1/18 @ 100 $  5,092,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,705,200
------------------------------------------------------------------------------------------------------------------------------------
             RHODE ISLAND - 3.6%
             Rhode Island State Health & Educational Building Corporation Revenue
             Hospital Financing Lifespan, A-, A3
  3,000,000  6.500%, 8/15/2032                                                                            8/15/12 @ 100    3,345,810
  3,000,000  6.375%, 8/15/2021 (Prerefunded)                                                              8/15/12 @ 100    3,336,780
    500,000  6.375%, 8/15/2021                                                                            8/15/12 @ 100      522,465
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,205,055
------------------------------------------------------------------------------------------------------------------------------------
             SOUTH CAROLINA - 2.5%
  1,430,000  Lexington County Health Services District, Inc., Hospital Revenue
             Lexington Medical Center, Series 2004, A+, A2
             5.500%, 5/1/2032                                                                              5/1/14 @ 100    1,554,539

  3,305,000  Spartanburg Regional Health Service District, Inc.
             Hospital Revenue and Revenue Refunding Bonds,
             Series 2008A, ASSURED, AAA, Aaa
             5.250%, 4/15/2025                                                                            4/15/18 @ 100    3,425,104
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,979,643
------------------------------------------------------------------------------------------------------------------------------------
             TEXAS - 15.5%
  8,535,000  Calallen Independent School District Revenue
             Unlimited Tax School Building Bonds, Series 2008,
             PSF Guaranteed, AAA, NR
             5.000%, 2/15/2038                                                                            2/15/18 @ 100    8,573,408

  5,000,000  North Texas Tollway Authority Revenue
             Rols RR II R-11392-1, BHAC Insured, NR, Aaa
             (Underlying Obligor: North Texas Tollway Authority) (a)
             9.782%, 1/1/2040                                                                              1/1/18 @ 100    5,670,900

             Northside Independent School District
             General Obligation Bonds, PSF Guaranteed, AAA, Aaa
 10,000,000  5.000%, 8/15/2033                                                                            8/15/18 @ 100   10,094,400
  6,500,000  5.000%, 8/15/2038                                                                            8/15/18 @ 100    6,530,420
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          30,869,128
------------------------------------------------------------------------------------------------------------------------------------
             WISCONSIN - 2.2%
  3,350,000  Wisconsin State Health & Educational Facilities Authority Revenue
             Aurora Health Care, Series A, BBB+, NR
             5.600%, 2/15/2029                                                                            2/15/09 @ 101    3,177,977

             Wisconsin State Health & Educational Facilities Authority Revenue
             Blood Center Southeastern Project, A-, NR
    500,000  5.500%, 6/1/2024                                                                              6/1/14 @ 100      503,990
    750,000  5.750%, 6/1/2034                                                                              6/1/14 @ 100      748,958
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,430,925
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL LONG-TERM MUNICIPAL BONDS - 98.8%
             (Cost $202,579,200)                                                                                         197,131,498
------------------------------------------------------------------------------------------------------------------------------------
See notes to financial statements.


16 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued
NUMBER
0F SHARES                                                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 56.7%
             AEROSPACE & DEFENSE - 0.4%
     17,500  Rockwell Collins, Inc.                                                                                    $     839,300
------------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 0.9%
     47,500  Morgan Stanley                                                                                                1,713,325
------------------------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.6%
     90,000  Dow Chemical Co. (The)                                                                                        3,141,900
------------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 1.0%
     25,000  HSBC Holdings PLC ADR (United Kingdom)                                                                        1,917,500
------------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 2.5%
     90,000  Pitney Bowes, Inc.                                                                                            3,069,000
     50,000  Waste Management, Inc.                                                                                        1,885,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,954,500
------------------------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 3.4%
    100,000  Cisco Systems, Inc. (d)                                                                                       2,326,000
    125,000  Corning, Inc.                                                                                                 2,881,250
     30,000  Harris Corp.                                                                                                  1,514,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,721,950
------------------------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 1.2%
    125,000  Seagate Technology (Cayman Islands)                                                                           2,391,250
------------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 4.8%
    115,000  Bank of America Corp.                                                                                         2,745,050
     75,000  Citigroup, Inc.                                                                                               1,257,000
     92,500  ING Groep N.V. ADR (Netherlands)                                                                              2,918,375
     75,000  JPMorgan Chase & Co.                                                                                          2,573,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           9,493,675
------------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION - 6.0%
    107,500  AT&T, Inc.                                                                                                    3,621,675
     90,000  Deutsche Telekom AG ADR (Germany)                                                                             1,473,300
     60,000  Embarq Corp.                                                                                                  2,836,200
    115,000  Verizon Communications, Inc.                                                                                  4,071,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           12,002,17
------------------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 2.1%
    100,000  Progress Energy, Inc.                                                                                         4,183,000
------------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.9%
     37,500  Quest Diagnostics, Inc.                                                                                       1,817,625
------------------------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 1.1%
     67,500  Carnival Corp. (Panama)                                                                                       2,224,800
------------------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 2.3%
     30,000  Kimberly-Clark Corp.                                                                                          1,793,400
     45,000  Procter & Gamble Co.                                                                                          2,736,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,529,850
------------------------------------------------------------------------------------------------------------------------------------
NUMBER
0F SHARES                                                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 3.6%
     45,000  3M Co.                                                                                                     $  3,131,550
    150,000  General Electric Co.                                                                                          4,003,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,135,050
------------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 0.7%
     20,000  Caterpillar, Inc.                                                                                             1,476,400
------------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 0.8%
     50,000  Walt Disney Co. (The)                                                                                         1,560,000
------------------------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.8%
     30,000  Wal-Mart Stores, Inc.                                                                                         1,686,000
------------------------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 3.3%
    237,500  Centerpoint Energy, Inc.                                                                                      3,811,875
     67,500  DTE Energy Co.                                                                                                2,864,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,676,575
------------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 10.1%
     75,000  BP PLC ADR (United Kingdom)                                                                                   5,217,750
     40,000  Chevron Corp.                                                                                                 3,965,200
     21,500  ConocoPhillips                                                                                                2,029,385
     31,000  Exxon Mobil Corp.                                                                                             2,732,030
     60,719  Royal Dutch Shell PLC, Class B ADR (United Kingdom)                                                           4,864,199
     30,000  Valero Energy Corp.                                                                                           1,235,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          20,043,964
------------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 6.5%
     55,000  Eli Lilly & Co.                                                                                               2,538,800
     50,000  GlaxoSmithKline PLC ADR (United Kingdom)                                                                      2,211,000
     40,000  Johnson & Johnson                                                                                             2,573,600
     67,500  Merck & Co., Inc.                                                                                             2,544,075
    175,000  Pfizer, Inc.                                                                                                  3,057,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          12,924,725
------------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS - 1.1%
     52,500  Rayonier, Inc.                                                                                                2,229,150
------------------------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 0.6%
     32,500  Best Buy Co., Inc.                                                                                            1,287,000
------------------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 1.0%
    100,000  Altria Group, Inc.                                                                                            2,056,000
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS - 56.7%
             (Cost $120,682,936)                                                                                         113,005,714
------------------------------------------------------------------------------------------------------------------------------------
See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 17


TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS
(unaudited) continued
                                                                                                          OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                             PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 8.8%
             AEROSPACE/DEFENSE - 0.9%
$ 1,000,000  DRS Technologies, Inc., B, B3
             6.875%, 11/1/2013                                                                         11/1/08 @ 103.44 $  1,000,000

    700,000  L-3 Communications Corp., BB+, Ba3
             7.625%, 6/15/2012                                                                         6/15/09 @ 101.27      707,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           1,707,000
------------------------------------------------------------------------------------------------------------------------------------
             APPAREL - 0.5%
  1,000,000  Phillips-Van Heusen Corp., BB+, Ba3
             7.250%, 2/15/2011                                                                         2/15/09 @ 101.81    1,002,500
------------------------------------------------------------------------------------------------------------------------------------
             AUTO MANUFACTURERS - 0.5%
  1,000,000  Navistar International Corp., NR, NR
             7.500%, 6/15/2011                                                                         6/15/09 @ 101.88      980,000
------------------------------------------------------------------------------------------------------------------------------------
             AUTO PARTS & EQUIPMENT - 0.3%
    600,000  Goodyear Tire & Rubber Co. (The), BB-, B2
             7.857%, 8/15/2011                                                                                      N/A      596,250
------------------------------------------------------------------------------------------------------------------------------------
             BANKS - 0.5%
    400,000  Capital One Financial Corp., BBB, Baa1
             6.150%, 9/1/2016                                                                                       N/A      352,616

    100,000  FCB/NC Capital Trust I, BB+, A3
             8.050%, 3/1/2028                                                                           3/1/09 @ 103.62      102,727

    500,000  First Tennessee Bank NA, A-, A1
             2.779%, 5/18/2009 (e)                                                                                  N/A      478,909
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             934,252
------------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES - 0.2%
    350,000  Rent-A-Center, Inc., B+, B2
             7.500%, 5/1/2010                                                                           5/1/09 @ 100.00      338,625
------------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 1.2%
  1,750,000  Citigroup, Inc., A, A2
             8.400%, 4/29/49 (f)                                                                        4/30/18 @ 100.00   1,663,566

  1,000,000  General Motors Acceptance Corp. LLC, B, B3
             6.875%, 9/15/2011                                                                                      N/A      718,572
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,382,138
------------------------------------------------------------------------------------------------------------------------------------
             ELECTRONICS - 0.4%
    700,000  IMAX Corp. (Canada), CCC, Caa2
             9.625%, 12/1/2010                                                                         12/1/08 @ 102.41      703,500
------------------------------------------------------------------------------------------------------------------------------------
             FOOD - 1.1%
  1,465,000  Dean Foods Co., B, B3
             7.000%, 6/1/2016                                                                                       N/A    1,270,888
    935,000  Smithfield Foods, Inc., BB-, Ba3
             7.000%, 8/1/2011                                                                                       N/A      853,188
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,124,076
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          OPTIONAL CALL
PRINCIPAL AMOUNT                                                                                             PROVISIONS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER - 0.3%
$   239,000  Boise Cascade LLC, BB-, B2
             7.125%, 10/15/2014                                                                       10/15/09 @ 103.56 $    191,200

    500,000  Domtar Corp., B+, NR
             7.875%, 10/15/2011                                                                                     N/A      502,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             693,700
------------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE - 0.4%
    740,000  DaVita, Inc., B, B2
             7.250%, 3/15/2015                                                                         3/15/10 @ 103.63      719,650
------------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 0.5%
    500,000  Odyssey Re Holdings Corp., BBB-,Baa3
             7.650%, 11/1/2013                                                                                      N/A      530,309
    500,000  Presidential Life Corp., B+, B2
             7.875%, 2/15/2009                                                                                      N/A      498,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           1,029,059
------------------------------------------------------------------------------------------------------------------------------------
             IRON/STEEL - 0.2%
    455,000  Allegheny Technologies, Inc., BBB-, Baa3
             8.375%, 12/15/2011                                                                                     N/A      481,756
------------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 0.4%
    750,000  DirecTV Holdings LLC/DirecTV Financing Co., BB, Ba3
             8.375%, 3/15/2013                                                                         3/15/09 @ 102.79      772,500
------------------------------------------------------------------------------------------------------------------------------------
             OFFICE/BUSINESS EQUIPMENT - 0.5%
  1,000,000  Xerox Capital Trust I, BB+, Baa3
             8.000%, 2/1/2027                                                                           2/1/09 @ 101.96      976,061
------------------------------------------------------------------------------------------------------------------------------------
             RETAIL - 0.4%
    700,000  Dillards, Inc., BB-, B2
             7.130%, 8/1/2018                                                                                       N/A      525,000
    475,000  Pantry, Inc. (The), B-, B3
             7.750%, 2/15/2014                                                                         2/15/09 @ 103.88      356,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             881,250
------------------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS - 0.1%
    345,000  Advanced Micro Devices, Inc., B, B2
             7.750%, 11/1/2012                                                                         11/1/08 @ 103.88      297,563
------------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION - 0.4%
    850,000  Overseas Shipholding Group, Inc., BB, Ba1
             8.750%, 12/1/2013                                                                                      N/A      892,500
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS - 8.8%
             (Cost $18,583,163)                                                                                           17,512,380
------------------------------------------------------------------------------------------------------------------------------------
NUMBER
0F SHARES                                                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS - 7.5%
             DIVERSIFIED FINANCIAL SERVICES - 2.0%
     60,000  ABN Amro Capital Funding Trust VII, Series G, 6.080%, A, A1                                                   1,029,600
     31,650  Deutsche Bank Contingent Capital Trust II, 6.550%, A+, Aa3                                                      625,087
     50,000  Merrill Lynch & Co., Inc., Series 3, 6.375%, BBB+, A3                                                           843,000
     61,000  Merrill Lynch & Co., Inc., Series MER, 8.625%, A-, A3                                                         1,415,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           3,912,887
------------------------------------------------------------------------------------------------------------------------------------
See notes to financial statements.


18 | SemiAnnual Report | June 30, 2008


TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS
(unaudited) continued

NUMBER
0F SHARES                                                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 2.4%
     50,000  Aegon NV (Netherlands), 6.500%, A-, A3                                                                     $    867,000
     31,200  Allianz SE (Germany), 8.375%, A+, A3                                                                            776,880
     25,000  Aspen Insurance Holdings, Ltd. (Bermuda), 7.401%, BBB-, Ba1 (e)                                                 540,000
     33,200  ING Groep NV (Netherlands), 7.375%, A, A1                                                                       726,748
     50,000  Metlife, Inc., Series B, 6.500%, BBB, Baa1                                                                    1,070,000
     48,600  Prudential PLC (United Kingdom), 6.500%, A-, Baa1                                                               899,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,879,728
------------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS - 3.1%
     20,000  Apartment Investment & Management Co., Series U, 7.750%, B+, Ba3                                                465,000
     20,000  Brandywine Realty Trust, Series C, 7.500%, NR, NR                                                               420,000
     11,000  Capital Automotive REIT, Series A, 7.500%, NR, B1                                                               138,875
     20,000  CBL & Associates Properties, Inc., Series C, 7.750%, NR, NR                                                     438,000
     25,000  CBL & Associates Properties, Inc., Series D, 7.375%, NR, NR                                                     510,750
     12,500  Duke Realty Corp., Series L, 6.600%, BBB, Baa2                                                                  240,125
     25,000  First Industrial Realty Trust, Inc., Series J, 7.250%, BBB-, Baa3                                               525,000
     20,000  Health Care REIT, Inc., Series D, 7.875%, BB+, Baa3                                                             477,000
     15,500  Kimco Realty Corp., Series G, 7.750%, BBB+, Baa2                                                                368,435
     12,000  PS Business Parks, Inc., Series H, 7.000%, BBB-, Baa3                                                           244,800
     16,000  Public Storage, Inc., Series M, 6.625%, BBB+, Baa1                                                              317,920
     20,000  Realty Income Corp., Series D, 7.375%, BBB-, Baa2                                                               478,000
     18,500  Regency Centers Corp., Series D, 7.250%, BBB, Baa3                                                              398,675
     25,000  Taubman Centers, Inc., Series G, 8.000%, NR, B1                                                                 585,000
     25,000  Vornado Realty Trust, Series E, 7.000%, BBB-, Baa3                                                              525,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,132,580
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL PREFERRED STOCKS - 7.5%
             (Cost $18,228,249)                                                                                           14,925,195
------------------------------------------------------------------------------------------------------------------------------------
             INVESTMENT COMPANIES - 0.0%
      7,000  DWS RREEF Real Estate Fund II, Inc.
             (Cost $96,569)                                                                                                   80,640
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS - 171.8%
             (Cost $360,170,117)                                                                                         342,655,427
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 0.9%
$ 1,700,000  Blount County, Tennessee Public Building Authority
             Local Government Public Improvement, Series A-3-A, AMBAC Insured, AA, Aa3 (g)
             5.000%, 6/1/2026
             (Cost $1,700,000)                                                                                             1,700,000
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 172.7%
             (Cost $361,870,117)                                                                                         344,355,427
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
             FLOATING RATE NOTE OBLIGATIONS - (1.6%)
$(3,250,000) Notes with interest rates ranging from 1.58% to 1.59% on June 30, 2008, and contractual maturity of collateral ranging from 2040 to 2041.
             (Cost ($3,250,000))                                                                                       $ (3,250,000)
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL NET INVESTMENTS - 171.1%
             (Cost $358,620,117)                                                                                        341,105,427
------------------------------------------------------------------------------------------------------------------------------------
             Liabilities in excess of Other Assets - (10.9%)                                                            (21,653,665)
             Preferred Shares, at Liquidation Value - (-60.2% of Net Assets
             Applicable to Common Shareholders or -35.2% of Total Investments)                                         (120,000,000)
------------------------------------------------------------------------------------------------------------------------------------
             NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%                                                     $ 199,451,762
====================================================================================================================================

ACA     ACA Financial Guaranty Corporation
ADR     American Depositary Receipt
AMBAC   Ambac Assurance Corporation
ASSURED Assured Guaranty Corp.
BHAC    Bershire Hathaway Assurance Corp.
FGIC    Financial Guaranty Insurance Company
FHLMC   Freddie Mac
FNMA    Fannie Mae
GNMA    Ginnie Mae
LLC     Limited Liability Corporation
MBIA    MBIA Insurance Corporation
N/A     Not Applicable
PLC     Public Limited Company
PSF     Permanent School Fund (Texas)
RADIAN  Radian Asset Assurance, Inc
REIT    Real Estate Investment Trust
(a) Inverse floating rate investment. Interest rate shown is that in effect at June 30, 2008.
(b) All or a portion of these securities have been physically segregated in connection with swap agreements.
(c) Underlying security related to inverse floating rate investments entered into by the Fund.
(d)     Non-income producing security
(e)     Floating or variable rate coupon
(f) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future
(g) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of June 30, 2008.

Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of ASSETS AND LIABILITIES | JUNE 30, 2008 (unaudited)

ASSETS
   Investments in securities, at value (cost $361,870,117)                                        $344,355,427
   Cash                                                                                                114,432
   Interest receivable                                                                               2,328,784
   Receivable for securities sold                                                                    1,305,006
   Dividends receivable                                                                                232,696
   Unrealized appreciation on swap                                                                     219,531
   Other assets                                                                                         23,554
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 348,579,430
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                 25,283,749
   Floating rate note obligations                                                                    3,250,000
   Dividend payable - preferred shares                                                                 212,607
   Advisory fee payable                                                                                188,365
   Administration fee payable                                                                           14,396
   Accrued expenses and other liabilities                                                              178,551
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             29,127,668
--------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
      $.01 par value per share; 4,800 Auction Market Preferred Shares authorized,
        issued and outstanding at $25,000 per share liquidation preference                         120,000,000
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $199,451,762
==============================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000
      shares issued and outstanding                                                               $    154,070
   Additional paid-in capital                                                                      218,557,393
   Accumulated net realized loss on investments and swaps                                           (8,465,723)
   Accumulated net unrealized depreciation on investments and swaps                                (17,295,159)
   Accumulated undistributed net investment income                                                   6,501,181
--------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $199,451,762
==============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 15,407,000
   common shares outstanding)                                                                     $      12.95
==============================================================================================================

See notes to financial statements.


                                          20 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of OPERATIONS | FOR THE YEAR ENDED JUNE 30, 2008 (unaudited)

INVESTMENT INCOME
   Interest                                                                     $  6,065,725
   Dividends (net of foreign withholding taxes of $40,103)                         2,946,251
---------------------------------------------------------------------------------------------------------------
      Total income                                                                               $   9,011,976
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    1,168,406
   Auction agent fee-preferred shares                                                157,761
   Professional fees                                                                  80,526
   Trustees' fees and expenses                                                        69,205
   Fund accounting                                                                    49,085
   Administration fee                                                                 40,842
   Printing expenses                                                                  30,773
   Custodian fee                                                                      25,127
   Miscellaneous                                                                      12,158
   Transfer agent fee                                                                 11,326
   NYSE listing fee                                                                   10,556
   Insurance                                                                           9,490
   Interest expense on floating rate note obligations                                 43,061
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,708,316
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          7,303,660
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAPS
   Net realized gain (loss) on:
      Investments                                                                                   (9,206,883)
      Swaps                                                                                          2,217,500
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (20,620,587)
      Swaps                                                                                            (82,900)
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and swaps                                       (27,692,870)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                            (2,580,440)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS           $ (22,969,650)
===============================================================================================================

See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                     FOR THE
                                                                            SIX MONTHS ENDED              FOR THE
                                                                               JUNE 30, 2008           YEAR ENDED
                                                                                 (UNAUDITED)    DECEMBER 31, 2007
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
   Net investment income                                                        $  7,303,660        $  14,213,283
   Net realized gain (loss) on investments and swaps                              (6,989,383)          11,807,236
   Net change in unrealized appreciation (depreciation) on investments
      and swaps                                                                  (20,703,487)         (28,478,448)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From and in excess of net investment income                                    (2,580,440)          (4,541,977)
   From realized gains                                                                     -           (1,746,672)
------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Shareholders                               (2,580,440)          (6,288,649)
------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common shareholders resulting
      from operations                                                            (22,969,650)          (8,746,578)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                    (7,780,535)         (14,723,314)
   From realized gains                                                                     -           (5,662,073)
------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                                  (7,780,535)         (20,385,387)
------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets applicable to common shareholders     (30,750,185)         (29,131,965)
NET ASSETS
   Beginning of period                                                           230,201,947          259,333,912
------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income
      of $6,501,181 and $9,558,496, respectively)                               $199,451,762         $230,201,947
==================================================================================================================

See notes to financial statements.

22 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Financial HIGHLIGHTS |

                                                                                                                      FOR THE PERIOD
                                                               FOR THE        FOR THE        FOR THE       FOR THE   APRIL 28, 2004*
PER SHARE OPERATING PERFORMANCE                       SIX MONTHS ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED           THROUGH
FOR A COMMON SHARE OUTSTANDING                           JUNE 30, 2008   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,      DECEMBER 31,
THROUGHOUT THE PERIOD                                       (UNAUDITED)          2007           2006          2005              2004
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                         $   14.94     $    16.83     $    15.44     $   15.47      $   14.33(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                      0.47           0.92           0.91          0.88            0.52
   Net realized and unrealized gain on investments,
      options and swaps                                          (1.78)         (1.08)          1.79          0.29            1.29
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
      From and in excess of net investment income
         (common share equivalent basis)                         (0.17)         (0.30)         (0.37)        (0.26)          (0.07)
      From realized gains (common share equivalent basis)            -          (0.11)             -             -               -
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to Preferred Shareholders            (0.17)         (0.41)         (0.37)        (0.26)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              (1.48)         (0.57)          2.33          0.91            1.74
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                   (0.51)         (0.95)         (0.94)        (0.94)          (0.47)
   From realized gains                                               -          (0.37)             -             -               -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                 (0.51)         (1.32)         (0.94)        (0.94)          (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Common and Preferred Shares' offering expenses charged
   to paid-in capital                                                -              -              -             -(g)        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $   12.95     $    14.94     $    16.83     $   15.44      $    15.47
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                  $   11.11     $    13.10     $    15.77     $   13.35      $    13.62
====================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                              -9.96%         -3.60%         15.50%         6.02%          11.42%
   Market value                                                -11.48%         -8.97%         25.98%         4.80%          -6.05%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shareholders,
   end of period (thousands)                                 $ 199,452     $  230,202     $  259,334     $ 237,818      $  238,386
Preferred shares, at liquidation value ($25,000
   per share liquidation  preference) (thousands)            $ 120,000     $  120,000     $  120,000     $ 120,000      $  120,000
Preferred shares asset coverage per share                    $  66,552     $   72,959     $   79,028     $  74,545      $   74,664
Ratios to average net assets applicable to
   common shareholders: (d)
   Total expenses (including interest expense on
      floating rate note obligations(e))                         1.59%          1.53%          1.50%             -               -
   Total expenses (excluding interest expense on
      floating rate note obligations)                            1.55%          1.44%          1.46%         1.52%           1.36%
   Net investment income, prior to effect of
      dividends to preferred shares                              6.81%          5.60%          5.70%         5.73%           5.31%
   Net investment income, after effect of dividends
      to preferred shares                                        4.40%          3.81%          3.41%         4.05%           4.58%
Ratios to average managed assets: (d)(f)
   Total expenses (including interest expense on
      floating rate note obligations(e))                         1.02%          1.04%          1.01%             -               -
   Total expenses (excluding interest expense on
      floating rate note obligations)                            1.00%          0.98%          0.98%         1.01%           0.98%
   Net investment income, prior to effect of
      dividends to preferred shares                              4.38%          3.80%          3.84%         3.80%           3.83%
Portfolio turnover rate                                            96%           114%           159%          103%             75%
Asset coverage per $1,000 unit of indebtedness(h)            $  92,293     $   74,727     $   29,902             -               -
====================================================================================================================================

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before reimbursement of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) See note 2(e) of the Notes to Financial Statements for more information on floating rate note obligations.

(f) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage such as the liquidation value of preferred shares.

(g)  Amount is less than $0.01.

(h) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to FINANCIAL STATEMENTS | JUNE 30, (2008) (unaudited)


Note 1 - ORGANIZATION:

TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60% of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio").


Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS AND DERIVATIVES

The Fund values equity securities at the last reported sale price on the principle exchange or in the principle Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of June 30, 2008 were as follows:

Valuations at June 30, 2008

DESCRIPTION                       SECURITIES      DERIVATIVES              TOTAL
--------------------------------------------------------------------------------
(value in $000s)
Assets :
Level 1                            $ 145,524         $      -           $145,524
Level 2                              198,831              220            199,051
Level 3                                    -                -                  -
--------------------------------------------------------------------------------
Total                              $ 344,355         $    220           $344,575
================================================================================
Liabilities
Level 1                            $      -          $     -            $      -
Level 2                                   -                -                   -
Level 3                                   -                -                   -
--------------------------------------------------------------------------------
Total                              $      -          $     -            $      -
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund usually invests in Forward Interest Rate Swaps. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The Fund may terminate the swap contract prior to the effective date, at which point a realized gain or loss is recognized.

Details of the swap agreements outstanding as of June 30, 2008 were as follows:

                                    NOTIONAL                          UNREALIZED
                    TERMINATION       AMOUNT   FIXED     FLOATING  APPRECIATION/
COUNTERPARTY               DATE        (000)    RATE         RATE (DEPRECIATION)
--------------------------------------------------------------------------------
RBC Dain Rauscher*    9/10/2038  $10,000,000  3.224%  30-Yr LIBOR     $  219,531
================================================================================
LIBOR - London Interbank Offering Rate

* For the swap noted, the Fund pays a floating rate and receives a fixed rate.


24 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


(d) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS
Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a pre-determined interest rate index. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption "Floating rate note obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest expense on floating rate note obligations" on the FundStatement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At June 30, 2008, Fund investments with a par value of $6,500,000 (market value of approximately $6,250,000) are held by the dealer trusts and serve as collateral for the $3,250,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at June 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest rate during the six-months ended June 30, 2008 were $3,694,444 and 2.34%, respectively.

These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.


Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Adviser received a fee, payable monthly, at an annual rate equal to 0.70% of the Fund's average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Thompson, Siegel & Walmsley LLC (the "Sub-Adviser"). The Sub-Adviser is responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays monthly to the Sub-Adviser a fee at the annual rate of 0.42% of the Fund's average daily managed assets attributable to the Equity and Income Securities Portfolio.

On July 11, 2006, the Adviser entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement 2") with SMC Fixed Income Management, LP (the "Sub-Adviser 2"). The Sub-Adviser 2 is responsible for day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. Under the terms if the Sub-Advisory Agreement 2 between the Adviser and the Sub-Adviser 2, the Adviser pays monthly to the Sub-Adviser 2 a fee at the annual rate of 0.30% of the Fund's average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement (the "Administration Agreement"), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                              RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%


                                          SemiAnnual Report | June 30, 2008 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Certain officers and trustees of the Fund are also officers and directors of the Adviser, Sub-Adviser, or Sub-Adviser 2. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments and net assets as of June 30, 2008 is as follows:

     COST OF                                           NET TAX           NET TAX
 INVESTMENTS       GROSS TAX       GROSS TAX        UNREALIZED        UNREALIZED
     FOR TAX UNREALIZED UNREALIZED DEPRECIATION APPRECIATION PURPOSES APPRECIATION DEPRECIATION ON INVESTMENTS ON DERIVATIVES
--------------------------------------------------------------------------------
$361,828,867      $9,201,838   $(26,675,278)     $(17,473,440)          $219,531

The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

For the year ended December 31, 2007, the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS PAID FROM:                                                    2007
--------------------------------------------------------------------------------
Ordinary income                                                       $6,067,201
Tax-exempt income                                                     $7,772,917
Long-term capital gain                                               $12,833,918
--------------------------------------------------------------------------------
Total Distributions                                                  $26,674,036
--------------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of June 30, 2008.

Tax years for 2004, 2005, 2006 and 2007 are still subject to examination by major jurisdictions.


Note 5 - INVESTMENT IN SECURITIES:

For the six months ended June 30, 2008, purchases and sales of investments, excluding short-term securities, were $ 324,661,211 and $ 312,622,251, respectively.


Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the six months ended June 30, 2008 or the year ended December 31, 2007.

PREFERRED SHARES

On April 29, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually.

The board auction-rate preferred securities market, including the Fund's Auction Market Preferred Shares ("AMPS"), has experienced considerable disruption in the past several months. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions on the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. The maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the period ended June 30, 2008, the annualized dividend rates ranged from:

                                       HIGH                 LOW       AT 6/30/08
--------------------------------------------------------------------------------
Series M7                              5.40%               3.54%           3.95%
Series T28                             6.19%               3.70%           3.70%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


26 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note 8 - RECENT ACCOUNTING PRONOUNCEMENT:

In March 2008, the FASB issued Statement of Financial Accounting Standard No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


                                          SemiAnnual Report | June 30, 2008 | 27

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund


FEDERAL INCOME TAX INFORMATION
In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


TRUSTEES
The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

                                                                                            NUMBER OF
NAME, ADDRESS,*                                                                             PORTFOLIOS
YEAR OF                 TERM OF OFFICE**  PRINCIPAL OCCUPATION DURING                       IN THE
BIRTH AND POSITION(S)   AND LENGTH OF     THE PAST FIVE YEARS AND                           FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED       OTHER AFFILIATIONS                                OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes       Since 2005        Investor (2001-present). Previously, Senior Vice         42            None.
Year of Birth: 1951                       President & Treasurer, PepsiCo., Inc. (1993-1997),
Trustee                                   President, Pizza Hut International (1991-1993) and
                                          Senior Vice President, Strategic Planning and New
                                          Business Development (1987-1990) of PepsiCo, Inc.
                                          (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler        Since 2005        Previously, President, Chief Executive Officer and        2            Trustee, SXC
Year of Birth: 1955                       Director of Priority Healthcare Corp. (2002-2005).                     Health Solutions.
Trustee                                   Previously, President and Chief Operating Officer
                                          of Priority Healthcare Corp. (2001-2002).
                                          Previously, Executive Vice President and Chief
                                          Operating Officer of Priority Healthcare Corp.
                                          (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje         Since 2004        Previously, President and Chief Investment Officer        2            Trustee, Old Mutual
Year of Birth: 1942                       of TRW Investment Management Co. (1990-2003).                          Advisor Mutual
Trustee                                                                                                          Funds.
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore           Since 2004        Partner at WilSource Enterprise (December                 2            Trustee, Old Mutual
Year of Birth: 1955                       2005-present). Previously, Managing Director High                      Advisor Mutual
Trustee                                   Sierra Energy L.P., (2004-2005). Previously,                           Funds.
                                          Portfolio Manager and Vice President of Janus
                                          Capital Corp. (2000-2002) and SeniorAnalyst/Portfolio
                                          Manager of Marsico Capital Management (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg        Since 2004        Partner of Nyberg & Cassioppi, LLC, a law firm           45            None.
Year of Birth: 1953                       specializing in corporate law, estate planning and
Trustee                                   business transactions (2000-present). Previously,
                                          Executive Vice President, General Counsel and
                                          Corporate Secretary of Van Kampen Investments
                                          (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.   Since 2004        Previously, Vice President, Manager and Portfolio        42            None.
Year of Birth: 1958                       Manager of Nuveen Asset Management (1998-1999),
Trustee                                   Vice President of Nuveen Investment Advisory Corp.
                                          (1992-1999), Vice President and Manager of Nuveen
                                          Unit Investment Trusts (1991-1999), and Assistant
                                          Vice President and Portfolio Manager of Nuveen
                                          Unit Investment Trusts (1988-1999), each of John
                                          Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Appelstein+  Since 2005        Senior Vice President of Product Strategy and             2            None.
Year of Birth: 1961                       Retirement Solutions Planning, Director of
Trustee                                   Investment Services, Old Mutual Asset Management
                                          (2003-present). Previously, Senior Vice President
                                          of Consulting Relationships, Fidelity Management
                                          Trust Co. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++      Since 2004        Attorney. Formerly, Senior Managing Director and         45            None.
Year of Birth: 1965                       Chief Administrative Officer of Claymore Advisors,
Trustee; Chief Executive                  LLC and Claymore Securities, Inc. (2007-present).
and Legal Officer                         Previously, Senior Managing Director and General
                                          Counsel of Claymore Group, Inc., Claymore
                                          Advisors, LLC and Claymore Securities, Inc.
                                          (2001-2007). Assistant General Counsel, John
                                          Nuveen and Co., Inc. (1999-2001). Former Vice
                                          President and Associate General Counsel of Van
                                          Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustees' initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Barnes, Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

     -Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     -Messrs. Appelstein, Cosler and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.


28 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED    AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Effective May 29, 2008   Senior Managing Director, Chief Investment Officer (2008-present)
Year of birth: 1955                                          of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief
Chief Executive Officer                                      Executive Officer of certain other Funds advised by Claymore
                                                             Advisors, LLC. Formerly, Managing Director in charge of Research
                                                             (2000-2007) for Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Effective May 29, 2008   Senior Managing Director, General Counsel of Claymore Advisors,
Year of birth: 1959                                          LLC and Claymore Group Inc.(2007-present); Formerly, Associate
Chief Legal Officer                                          General Counsel (2000- 2007) of NYSE Euronext, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2004               Senior Managing Director of Claymore Advisors LLC and Claymore
Year of Birth: 1964                                          Securities, Inc. (2005-present). Chief Financial Officer of
Chief Financial Officer, Chief                               Claymore Group Inc. (2005-2006), Managing Director (2003-2005) of
Accounting Officer and Treasurer                             Claymore Advisors, LLC and Claymore Securities, Inc.; Formerly,
                                                             Treasurer of Henderson Global Funds and Operations Manager for
                                                             Henderson Global Investors (NA) Inc. (2002-2003); Managing
                                                             Director, FrontPoint Partners LLC (2001-2002); Vice President,
                                                             Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Vincent R. Giordano        Since 2004                        Senior Managing Director of SMC Fixed Income Management, LP
Year of Birth: 1948                                          (2006-present). Previously, Senior Managing Director of Claymore
Vice President                                               Advisors, LLC (2004-2006); Senior Vice President and Portfolio
                                                             Manager of Merrill Lynch Asset Management, Inc. (1985-2001).
------------------------------------------------------------------------------------------------------------------------------------
George Gregorio            Since 2004                        Managing Director of SMC Fixed Income Management, LP
Year of Birth: 1949                                          (2006-present). Previously, Managing Director of Claymore
Vice President                                               Advisors, LLC (2004-2006); Sell Side Analyst for JB Hanauer & Co.
------------------------------------------------------------------------------------------------------------------------------------
Roberto W. Roffo           Since 2004                        Managing Director of SMC Fixed Income Management, LP
Year of Birth: 1966                                          (2006-present). Previously, Managing Director of Claymore
Vice President                                               Advisors, LLC (2004-2006); Director and Vice President of Merrill
                                                             Lynch Investment Managers.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                Since 2006                        Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                          (2006-present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                                     Secretary of Harris Investment Management, Inc. (2003-2006);
                                                             Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson       Since 2006                        Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1971                                          (2006- Present). Secretary of certain other Funds advised by
Secretary                                                    Claymore Advisors, LLC. Previously, Chief Compliance Officer and
                                                             Clerk, The Preferred Group of Mutual Funds (2005-2006). Chief
                                                             Compliance Officer and Secretary, Caterpillar Investment
                                                             Management Ltd (2005-2006). Securities Counsel, Caterpillar Inc.
                                                             (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP
                                                             (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                          SemiAnnual Report | June 30, 2008 | 29

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.


30 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Investment Advisory and SUBADVISORY AGREEMENT APPROVALS |


On January 22, 2008, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees"), of TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser"), (2) the subadvisory agreement ("TS&W Subadvisory Agreement") relating to management of the equity and income securities portion of the Fund's portfolio (the "Equity and Income Portfolio") among the Adviser, the Fund and Thompson, Siegel & Walmsley LLC ("TS&W") and (3) the subadvisory agreement ("SMC Subadvisory Agreement") relating to management of the municipal securities portion of the Fund's portfolio (the "Municipal Portfolio") among the Adviser, the Fund and SMC Fixed Income Management, L.P. ("SMC") (The Investment Advisory Agreement, the TS&W Subadvisory Agreement and the SMC Subadvisory Agreement are collectively referred to as the "Advisory Agreements"). As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, TS&W, SMC and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser, TS&W and SMC provided extensive information in response to the request. Among other information, the Adviser, TS&W and SMC provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, TS&W and SMC and information comparing the investment performance, advisory fee and total expenses of the Fund to other funds, information about the profitability of the Advisory Agreements to the Adviser, TS&W and SMC and the compliance policies and procedures adopted by each of the Adviser, TS&W and SMC.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Equity and Income Portfolio to TS&W and the Municipal Portfolio to SMC. The Board considered the Adviser's responsibility to oversee TS&W and SMC and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser's Advisory Oversight Group. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund's investment parameters as described in its prospectus and statement of additional information. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board reviewed the Fund's investment performance by reviewing the Fund's net asset value and market price returns for the three month, six month, one year, three year and since inception (April 28, 2004) periods ended December 31, 2007 and compared it to the net asset value and market price returns of the Fund's only peer closed-end fund, which also invests a minimum of 50% of its total assets in municipal securities with the remaining portion invested in equity and other fixed-income securities with an emphasis on providing tax-advantaged income ("peer fund"), the Lehman Brothers Municipal Bond Index, the Russell 1000 Value Index and a group of open-end mutual funds with investment strategies similar to that of the Fund, for the same time periods. The Board also considered the Fund's use of leverage and the negative impact of the leverage on the Fund's performance for the year ended December 31, 2007. The Board noted that the Fund's use of leverage had a positive effect on the Fund's portfolio since inception. The Board noted that the Fund's investment results were consistent with the Fund's investment objective. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to TS&W and SMC. With respect to the Fund's market price performance, the Board noted that the Fund's shares were trading at a discount, but that since inception performance based upon a market price total return basis had been positive. The Board concluded that the Adviser had appropriately reviewed and monitored TS&W's and SMC's investment performance and efforts to seek the Fund's investment objective, and that the Adviser's performance was satisfactory.

The Board compared the Fund's advisory fee (which includes the subadvisory fees paid to TS&W and SMC) and expense ratio to the peer fund and to other funds with either municipal portfolios or equity portfolios ("comparable funds") and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the comparable funds. The Board concluded that the Fund's advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services described in the Investment Advisory Agreement, including paying the subadvisory fees to TS&W and SMC. The Board concluded that the Adviser's profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Because of the nature of closed-end funds, the Board does not expect the Fund to grow significantly in the next twelve months. The Board also considered the Adviser's statement that, although it has increased assets under management as a result of new product offerings, it has also increased staff and upgraded systems as a result and the Adviser thus does not anticipate achieving economies of scale with respect to the Fund in the coming year. Therefore, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services at the time the Investment Advisory Agreement was being renewed.

The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provide it with additional revenue and concluded that the management fee was reasonable, taking into account this benefit. The Board also considered the Adviser's statement that it benefited from its association with TS&W and SMC and that the Adviser anticipates that it may derive future benefits as a result of potential new product offerings.


                                          SemiAnnual Report | June 30, 2008 | 31

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | INVESTMENT ADVISORY AND SUBADVISORY AGREEMENT APPROVALS continued


TS&W SUBADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by TS&W, the Board considered the qualifications, experience, good reputation and skills of TS&W's portfolio management and other key personnel. The Board considered TS&W's success in achieving the Fund's investment objective as it relates to the Equity and Income Portfolio of providing a high level of after-tax return and in managing the portfolio's equity and high yield securities, preferred stocks and real estate investment trusts for purposes of generating income to help pay the Fund's expenses. The Board compared the Equity and Income Portfolio's performance to the Russell 1000 Value Index and the S&P 500 Index for the year ended December 31, 2007, noting the portfolio's strong performance versus the Russell 1000 Value Index and slight underperformance versus the S&P 500 Index. Considering these factors, the Board concluded that TS&W was qualified to provide the services under the TS&W Subadvisory Agreement.

The Board reviewed the subadvisory fee paid by the Adviser to TS&W and compared it to the fees charged by TS&W to other comparable investment company clients for which TS&W serves as adviser. The Board noted that the sub-advisory fee charged to the Fund was lower than the advisory fees charged by TS&W to its comparable investment company clients. Accordingly, the Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by TS&W from its relationship to the Fund, the Board reviewed information regarding the revenues TS&W received under the TS&W Subadvisory Agreement and estimated direct and indirect allocated expenses of TS&W in providing services under the TS&W Subadvisory Agreement and concluded that the profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered TS&W's statement that the realization of economies of scale with regard to a closed-end fund is not likely due to the fixed nature of the assets and concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services at the time the TS&W Subadvisory Agreement was being reviewed.

The Board considered other benefits derived by TS&W from its relationship with the Fund, including its use of soft dollars, and other business relationships of affiliates of TS&W with the Adviser. The Board noted TS&W's statement that it receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of TS&W. The Board concluded that the subadvisory fee was reasonable, taking into account these benefits.

SMC SUBADVISORY AGREEMENT

With respect to the nature, extent and quality of the services provided by SMC, the Board considered the qualifications, experience, good reputation and skills of the SMC portfolio management team and other key personnel. In evaluating the performance of the Municipal Portfolio, the Board considered SMC's success in achieving the Fund's investment objective as it relates to the Municipal Portfolio of providing a high level of tax-advantaged income and the portfolio management team's performance track record for the Municipal Portfolio. The Board noted that the Municipal Portfolio had underperformed its primary benchmark index, the Lehman Brothers Municipal Long Bond Index, during the year ended December 31, 2007, but noted SMC's statement that this underperformance was primarily due to the highly volatile markets for non-U.S. Treasury fixed income securities during the year and the Municipal Portfolio's overweight position in lower-rated securities compared to the benchmark index. The Board concluded that SMC was qualified to provide services under the SMC Subadvisory Agreement.

The Board reviewed the subadvisory fee paid by the Adviser to SMC and compared it to the fees charged by SMC to other municipal securities products that it manages. The Board determined that the fee charged by SMC was within an acceptable range of the other fees charged by SMC and considered that the Adviser pays SMC from its management fee. Accordingly, the Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services provided and profits realized by SMC, the Board reviewed the subadvisory fee and noted the limited nature of SMC's profitability information given the short period of time that SMC had been in existence. The Board noted that SMC's profitability with respect to the Fund was negative at the time the SMC Subadvisory Agreement was being reviewed and thus was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows. The Board considered the amount of SMC's subadvisory fee, SMC's statement that its expenses are expected to remain the same for the next twelve months and that no economies of scale can be expected to be realized. Given this statement, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services from SMC.

The Board considered other benefits to SMC and its affiliates to be derived from its relationship with the Fund. The Board concluded that any such additional benefits to SMC and its affiliates derived from its relationship with the Fund were negligible and, after taking into account such other benefits, the subadvisory fee paid to SMC was reasonable.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.


32 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund


Fund INFORMATION |


BOARD OF TRUSTEES
Matthew J. Appelstein*

Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso**

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

** Trustee is an "interested person' of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.


OFFICERS
J. Thomas Futrell
Chief Executive

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Vincent R. Giordano
Vice President

George Gregorio
Vice President

Roberto W. Roffo
Vice President

Bruce Saxon
Chief Compliance Officer

Matthew J. Patterson
Secretary

INVESTMENT MANAGER - EQUITY AND INCOME
Thompson, Siegel & Walmsley LLC
Richmond, Virginia

INVESTMENT MANAGER - MUNICIPALS
SMC Fixed Income
Management, LP
Princeton, New Jersey

INVESTMENT ADVISER AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED STOCK - DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois


PRIVACY PRINCIPLES OF TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND
FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11E New York, NY 10286; (866)488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)882-0688. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)882-0688 or by accessing the Fund Form N-PX on the SEC's website at www.sec.gov or www.claymore.com. The Fund files it complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In June 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                          SemiAnnual Report | June 30, 2008 | 33

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the FUND MANAGER |

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP and Thompson, Siegel & Walmsley LLC. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies. Claymore Advisors, LLC is responsible for the Fund's overall asset allocation.

SMC FIXED INCOME MANAGEMENT, LP

SMC Fixed Income Management, LP ("SMC") is a subsidiary of Spring Mountain Capital LP ("Spring Mountain"). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC'S INVESTMENT PHILOSOPHY AND PROCESS

SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm's evaluation of the issuer's creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC's proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

THOMPSON, SIEGEL & WALMSLEY LLC (TS&W)
Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-to-day management of the equity and taxable income securities portion of the Fund.

TS&W INVESTMENT PHILOSOPHY AND PROCESS

Thompson, Siegel & Walmsley LLC's investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend-paying stocks that meet its investment criteria. TS&W employs a proprietary quantitative valuation model that is applied to more than 400 stocks. This directs the managers' review process toward companies that they believe have the highest expected return potential over a multi-year period. TS&W's in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W's Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.


34 | SemiAnnual Report | June 30, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund



                     (This page is intentionally left blank)



                                          SemiAnnual Report | June 30, 2008 | 35

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE



                                       TYW
                                     LISTED
                                      NYSE
                                                                    TYW-SAR-0608

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:    /s/ J. Thomas Futrell
       ---------------------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  September 8, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ J. Thomas Futrell
       ---------------------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  September 8, 2008

By:    /s/ Steven M. Hill
       ---------------------------------------------------------------

Name:  Steven M. Hill

Title: Treasurer and Chief Financial Officer

Date:  September 8, 2008